                                                                EXHIBIT 10.31


                                                         1. Contract ID Code     Page __ of __

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT


2. AMENDMENT/MODIFICATION NO.      3. EFFECTIVE DATE     4. REQUISITION/PURCHASE REQ. NO.     5. PROJECT NO. (If applicable)
        P00008                        SEE BLOCK 16C                  55-2023-95


6. ISSUED BY                      CODE N00173           7. ADMINISTERED BY (if other than Item 6)       CODE S0514

                CONTRACTING OFFICER                             DCMAO SAN DIEGO
                NAVAL RESEARCH LABORATORY                       7675 DAGGET ST.  SUITE 200
                WASHINGTON DC 20375-5326                        SAN DIEGO CA 92111-2241

                                                                                                        SCD:C

8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)            (X)  9A. AMENDMENT OF SOLICITATION NO.

        VIASAT INC                                                                           9B. DATED (SEE ITEM 11)
        2290 COSMOS COURT
        CARLSBAD CA 92009-1585                                                             10A. MODIFICATION OF CONTRACT/ORDER
                                                                                                    N00014-93-C-2130

                                                                                        (X) 10B. DATED (SEE ITEM 13)

CODE  S1234                                     FACILITY CODE                                           93 SEP 27


                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

/  /  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
                                          /  /  is extended,     /  /  is not extended.


Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT  A PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

     SEE CONTINUATION PAGE

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

/X/ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
       ORDER NO. IN ITEM 10A.

    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:


    D. OTHER (Specify type of modification and authority)

/X/    LIMITATION OF FUNDS CLAUSE (FAR 52.232-22) (APR 84)

    E. IMPORTANT:  Contractor  /X/ is not,  / / is required to sign this document and return _______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Any questions concerning this modification should be directed to:

        MARY M. SANDY     Code: 3240.MS    202/767-6730

        Continued on page 2.




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                        F. Janilea Bays
                                                                        Contracting Officer

15B. CONTRACTOR/OFFEROR                   15C. DATE SIGNED        16B. UNITED STATES OF AMERICA                   16C. DATE SIGNED
/s/ Dianne Cherniak                            12-9-94            By  /s/ F. Janilea Bays                                11/29/94
--------------------------------------                             ---------------------------------
(Signature of person authorized to sign)                           (Signature of Contracting Officer)


                                                  CONTRACT NO. N00014-93-C-2130
                                                  MODIFICATION NO. P00008
                                                  PAGE 2


Description of Amendment/Modification:

This modification is issued to add an increment of funds to Contract N00014-93-C-2130 in the amount of $450,000.00.

SECTION G-5, AN EXPLANATION OF LIMITATION OF FUNDS is revised to read as follows:

The Total Estimated Cost Plus Fixed Fee of this contract will not exceed $1,578,304.00, including a Total Estimated Cost of $1,440,487.00, and a Fixed Fee of $137,817.00.

The amount presently available for payment and allotted to this contract is a Total Estimated Cost Plus Fix Fee of $1,350,564.00, including a Total Estimated Cost of $1,232,633.00, and a Fixed Fee of $117,931.00.

The amount allotted of $450,000.00 will cover the period 27-Sep-93 through 30-Apr-95. The funding available shall be considered a ceiling which the contractor may not exceed (except at his own risk) without the written approval of the Contracting Officer.

------------------------------------------------------------------------------------------------------------------------------------
                                        1. THIS CONTRACT IS RATED ORDER                 RATING                   PAGE        PAGES
AWARD/CONTRACT                             UNDER DPAS (16 CFR 350)                        DOC9                    1            22
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT/Proc Intl., ident.)NO.     3. EFFECTIVE DATE                4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
     N00014-93-C-2130                        SEE BLOCK 20C                      55-2104-93
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY            CODE    N00173                  8. ADMINISTERED BY (if other than item 5)               CODE    50514A
                            --------------------------                                                              ----------------
        CONTRACTING OFFICER                                     DCMAO SAN DIEGO
        NAVAL RESEARCH LABORATORY                               7675 DAGGET ST  SUITE 200
        4555 OVERLOOK AVE, SW                                   SAN DIEGO CA 92111-2241
        WASHINGTON DC  20375-5326                                                                                       SCD:  C
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)       8. DELIVERY

                                                                                           [ ] FOB ORIGIN      [X] OTHER (See Below)
                                                                                      ----------------------------------------------
        VIASAT INC                                                                      9. DISCOUNT FOR PROMPT PAYMENT
        6120 PASEO DEL NORTE J2
        CARLSBAD CA 92009-1118
                                                                                                NET 30
                                                                                      ----------------------------------------------
                                                                                       10. SUBMIT INVOICES         ITEM
                                                                                        (4 copies unless other-  >
----------------------------------------------------------------------                  wise specified) TO THE
CODE    47358                                   FACILITY CODE                           ADDRESS SHOWN IN:          SEE ITEM 12
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                    CODE       N00173               12. PAYMENT WILL BE MADE BY             CODE  SC1008
                                             -------------------------                                              ----------------
                                                                             DFAS COLUMBUS OHIO
        SEE SECTION F - DELIVERIES OR PERFORMANCE                            DFAS CO SAN FRANCISCO BOX 18238
                                                                             COLUMBUS OH 43218-2380
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:           14. ACCOUNTING AND APPROPRIATION DATA


[X] 10 U.S.C. 2304(c) ( 1       )    [ ] 41 U.S.C. 253(C) (          )      SEE SECTION G
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.                   15B. SUPPLIES/SERVICES                     I5C. QUANTITY   15D. UNIT   15E UNIT PRICE   16F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------


                        SEE PAGE 2

                        Attn: TODD A. FRYE 3240.TF
                              202/767-0606



------------------------------------------------------------------------------------------------------------------------------------
                                                                                15G. TOTAL AMOUNT OF CONTRACT >        $1,334,557.00
------------------------------------------------------------------------------------------------------------------------------------
                                                       16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(_/)  SEC.            DESCRIPTION                   PAGE(S)      (_/)    SEC.           DESCRIPTION                          PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
               PART I - THE SCHEDULE                                             PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
       A    SOLICITATION/CONTRACT FORM             1                      I        CONTRACT CLAUSES                            12-21
------------------------------------------------------------------------------------------------------------------------------------
       B    SUPPLIES OR SERVICES AND PRICES/COSTS 2-3                   PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
       C    DESCRIPTION/SPECS./WORK STATEMENT      4                       J       LIST OF ATTACHMENTS                           22
------------------------------------------------------------------------------------------------------------------------------------
       D    PACKAGING AND MARKING                  4                            PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
       E    INSPECTION AND ACCEPTANCE              4                       K       REPRESENTATIONS, CERTIFICATIONS AND
------------------------------------------------------------------------           OTHER STATEMENTS OF OFFERORS
       F    DELIVERIES OR PERFORMANCE              5
------------------------------------------------------------------------------------------------------------------------------------
       G    CONTRACT ADMINISTRATION DATA         6-10                      L       INSTRS. CONDS, AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
       H    SPECIAL CONTRACT REQUIREMENTS        10-11                     M       EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is      18.  [ ] AWARD  (Customer is not required to sign this
required to sign this document and return    2   copies       document.)  Your offer on Solicitation Number ____________
to issuing office.) Contractor agrees to furnish and          _______________________ including the additions or
deliver all items or perform all the services set forth       changes made by you which additions or changes are set
or otherwise identified above and on any continuation         forth in full above, is hereby accepted as to the items
sheets for the consideration stated herein. The rights        listed above and on any continuation sheets. This award
and obligations of the parties to this contract shall         consummates the contract which consists of the following
be subject to and governed by the following documents:        documents: (a) the Government's solicitation and your
(a) this award/contract, (b) the solicitation, if any,        offer, and (b) this award/contract. No further
and (c) such provisions, representations, certifications,     contractual document is necessary.
and specifications, as are attached or incorporated by
reference herein. (Attachments are listed herein.)
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                 20A. NAME OF CONTRACTING OFFICER
  Gregory D. Monahan                                            F. JANILEA BAYS
  V.P. Administration & General Counsel                         CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR         19C. DATE SIGNED              20B. UNITED STATES OF AMERICA                     20C. DATE SIGNED

BY  /s/ Gregory D. Monahan        9/23/93                     BY /s/ F Janilea Bays                                9/27/93
  ---------------------------                                    ----------------------------------
  (Signature of person authorized to sign)                       (Signature of Contracting Officer)
------------------------------------------------------------------------------------------------------------------------------------

                                            Contract Number: N00014-93-C-2130
                                                                       PAGE 2

                                PART I-SECTION B
                          SUPPLIES/SERVICES AND PRICES

          BASIC
          -----                                                    TOTAL EST.
ITEM      SUPPLIES OR SERVICES          ESTIMATED       FIXED      COST PLUS
NUMBER    --------------------          COST            FEE        FIXED FEE
------                                  ---------       -----      ---------

0001       The Contractor shall
           conduct research as
           described below and
           in Section C.

0001AA     Communication Engineering      $1,216,279     $118,277   $1,334,557
           and Software Development
           for the Data/Voice ATD as
           outlined in Attachment NO.
           2, Statement of Work, Tasks
           1.0-4.0, 7.0-9.0

0001AB     Reports and Data in
           accordance with Exhibit A
           (DD 1423                         *NSP           *NSP        *NSP

TOTAL ESTIMATED COST AND FIXED FEE:       $1,216,279     $118,277   $1,334,557

*Not Separately Priced

           OPTION 1
           --------
                                                                   TOTAL EST.
ITEM      SUPPLIES OR SERVICES          ESTIMATED       FIXED      COST PLUS
NUMBER    --------------------          COST            FEE        FIXED FEE
------                                  ---------       -----      ---------

0002      The Contractor shall
          conduct research as
          described below
          and in Section C.

0002AA    Communication Engineering       $   52,618    $   5,433  $   58,051
          and Software Development
          for the Data/Voice ATD as
          outlined in Attachment NO.
          2, Statement of Work,
          Addendum No. 1, Option 1.0

TOTAL ESTIMATED COST AND FIXED FEE:       $   52,618    $   5,433  $   58,051


                                               CONTRACT NUMBER: N00014-93-C-2130
                                                                          PAGE 3

                  OPTION 2

                                                                TOTAL EST.
ITEM                                    ESTIMATED     FIXED     COST PLUS
NUMBER  SUPPLIES OR SERVICES            COST          FEE       FIXED FEE
------  ----------------------------    ----------    -------   ----------
0003    The Contractor shall conduct
        research as described below
        and in Section C.

0003AA  Communication Engineering and   $  108,293    $ 11,182  $  119,475
        Software Development for the
        Data/Voice ATD as outlined in
        Attachment NO. 2, Statement
        of Work, Tasks 0.5 and 0.6

0003AB  Reports and Data in Accordance
        with Exhibit A (DD Form 1423)         *NSP        *NSP        *NSP

TOTAL ESTIMATED COST AND FIXED FEE       $ 108,293    $ 11,182  $  119,475

                  OPTION 3

                                                                TOTAL EST.
ITEM                                    ESTIMATED     FIXED     COST PLUS
NUMBER  SUPPLIES OR SERVICES            COST          FEE       FIXED FEE
------  ----------------------------    ---------     --------  ----------
0004    The Contractor shall conduct
        research as described below
        and in Section C.

0004AA  Communication Engineering and   $  63,297     $  2,925  $   66,221
        Software Development for the
        Data/Voice ATD as outlined in
        Attachment NO. 2, Statement
        of Work, Addendum No.1,
        Option 3.0

TOTAL ESTIMATED COST AND FIXED FEE:     $  63,297     $  2,925   $  66,221

CUMULATIVE TOTAL ESTIMATED COST AND
 FIXED FEE FOR BASIC AND ALL OPTIONS:   $1,440,487    $137,817   $1,578,304

                                              Contract Number:  N00014-93-C-2130
                                                                          PAGE 4

                               PART I - SECTION C

                  DESCRIPTIONS/SPECIFICATIONS/WORK STATEMENTS

C-1     The work and services to be performed hereunder shall be subject to the requirements and standards contained in ATTACHMENT 1, entitled "STATEMENT OF WORK," which is incorporated by reference into Section C, and affixed hereto at SECTION J.

                              PART I - SECTION D

                             PACKAGING AND MARKING

D-1     PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items must conform to normal commercial packing standards to assure safe delivery at destination.

                               PART I - SECTION E

                           INSPECTION AND ACCEPTANCE

E-1     INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract must be accomplished by the Contracting Officer's Technical Representative (COTR) designated in Section G of this contract within seven (7) business days after delivery of final report. Inspection and acceptance will be performed at the Naval Research Laboratory, Washington DC 20375-5326.

                                              Contract Number:  N00014-93-C-2130
                                                                          PAGE 5


                               PART I - SECTION F

                           DELIVERIES OR PERFORMANCE

F-1     DELIVERIES OR PERFORMANCE

a. The research to be performed under this contract is divided into 4 sections. The BASIC period of performance shall commence beginning with the effective date of the award of the contract continuing for a period of 36 months thereafter. OPTION 2 may be exercised at any time following the award of the basic contract, but not later than 60 working days following completion of the BASIC period of performance. OPTION 1, if exercised, shall be exercised within 180 working days after the effective start date of the contract. OPTION 3, if exercised, shall be exercised within 120 working days of the effective start date of the contract. A final report will be prepared, submitted, reproduced and distributed by sixty (60) days thereafter unless the contract is extended, in which case the final report will be prepared in accordance with the terms of such extension.

b. Distribution, consignment and marking instructions for all contract line items shall be in accordance with the following:

        1. Item Nos. 0001AB & 0003AB shall be shipped FOB Naval Research Laboratory, Washington DC 20375-5326, consigned to:

                Contracting Officer's Technical Representative
                Jim Hauser, Code 5521
                Naval Research Laboratory
                4555 Overlook Avenue, SW
                Washington, DC 20375-5326
                Ed Althouse 5520

c. The principal place of performance of this contract shall be the contractor at the following address:

                VIASAT
                6120 Paseo Del Norte, J2
                Carlsbad, CA 92009-1118

However, some work, approximately 20%, is expected to be conducted on-site at the Naval Research Laboratory. The address for this portion is:

                Naval Research Laboratory
                Building Number 26, rms 202 and 308
                4555 Overlook Avenue, SW
                Washington, DC 20375-5326

                                               CONTRACT NUMBER: N00014-93-C-2130
                                                                          Page 6

                              PART I -- SECTION G

                            CONTRACT ADMINISTRATION


G-1 PROCURING OFFICE REPRESENTATIVE

In order to expedite administration of this contract, the Administrative Contracting Officer (ACO) will direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in
Item 20A on Standard Form 26.

        Contract Matters - Todd A. Frye, Code 3240.TF (202) 767-0606, Autovon 297-0606, or Telecopier (202) 767-6197

        Security Matters - Charles Rogers, Code 1221, (202) 767-2240, Autovon 297-2240

        Safety/Radiation Matters - Kirk J. King, Code 1240, (202) 767-2232, Autovon 297-2232

        Patent Matters - Mr. Thomas McDonnell, Code 3008.2, (202) 767-3427, Autovon 297-3427

        Release of Data - Mr. James W. Gately, Jr., Code 4810 (202) 767-2541, Autovon 297-2541

        Radiation Concerns - Mr. Kirk J. King, Code 1240, (202) 767-2232, Autovon 297-2232

The ACO will forward invention disclosures and reports directly to the Associate Counsel for Patents, Code 3008.2, Naval Research Laboratory, Washington, DC 20375-5326. The Associate Counsel for Patents will return the reports along with a recommendation to the Administrative Contracting Officer. The Associate Counsel for Patents will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

                                              Contract Number: N00014-93-C-2130
                                                                         PAGE 7

G-2  CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR) --
     FUNCTIONS/LIMITATIONS

Jim Hauser, Code 5521 is hereby designated the cognizant COTR who will represent the Contracting Officer in the administration of technical details within the scope of this contract and inspection and acceptance. The COTR is not otherwise authorized to make any representations or commitments of any kind on behalf of the Contracting Officer or the Government. The COTR does not have the authority to alter the Contractor's obligations or change the specifications in the contract. If, as a result of technical discussions, it is desirable to alter contract obligations or statements of work, a modification must be issued in writing and signed by the Contracting Officer. The COTR is responsible for reviewing the bills and charges submitted by the Contractor and informing the ACO of areas where exceptions are to be taken.

G-3  INVOICES AND REQUIRED SPECIAL DISTRIBUTION OF PAYMENT
     VOUCHERS/INVOICES

The Contractor shall submit invoices as follows:

-4 copies to Defense Contract Audit Agency for processing

-1 copy to the COTR set forth in Section G

-1 copy to NRL, Code 3331.2

                                                                N00014-93-C-2130
                                                                         Page 08

G-4     ACCOUNTING AND APPROPRIATION DATA

1. The following accounting and appropriation data is applicable to this contract.


        APPROPRIATION    OBJ                  AUTHRN
ACRN     AND SUBHEAD     CLAS BCN      SA     ACCT A    TT        PAA        COST CODE            AMOUNT
----    ------------     ---------     --     ------    --        ---        ---------            ------

AA      97X4930.NH4A     000 77777      0     000173    2F       000000    N00173Z45000        $      0.00

AB      1731319.W2NB     000 E89X9      0     068342    2D       000000    018890009260        $200,000.00

                FUNDING DOCUMENT - N0003993WXE8103

                                        Contract Number: N00014-93-C-2130
                                                                   Page 9


G-5  EXPLANATION OF LIMITATION OF FUNDS

The Total Estimated Cost plus Fixed Fee of the contract will not exceed $1,336,254.00, including a Total Estimated Cost of $1,216,279.00, and a Fixed Fee of $119,975.00.

The amount presently available for payment and allotted to this contract is a Total Estimated Cost Plus Fixed Fee of $200,000.00, including a Total Estimated Cost of $182,043, and a Fixed Fee of $17,957.00.

The amount of alotted of $200,000.00 is estimated to cover the period beginning with the effective start date of the contract for a period of five (5) months thereafter.

THE FUNDING AVAILABLE IS A CEILING WHICH THE CONTRACTOR MAY NOT EXCEED (EXCEPT AT HIS OWN RISK) WITHOUT THE WRITTEN APPROVAL OF THE CONTRACTING OFFICER.

G-6  TECHNICAL DIRECTION (5252.242-9718) (DEC 88)

a. Performance of the work hereunder is subject to the technical direction of the Scientific Officer/COTR or his duly authorized representative. For the purposes of this clause, technical direction includes the following:

        (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

        (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

b. Technical direction must be within the general scope of work stated in the contract. Technical instructions may not be used to:

        (1)  Assign additional work under the contract;

        (2)  Direct a change as defined in the contract clause entitled
             "Changes";

        (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

        (4) Change any of the terms, conditions or specifications of the contract.

c. The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical instruction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

                                              Contract Number:  N00014-93-C-2130
                                                                         PAGE 10

d. Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of work statement which is not affected by the disputed technical instruction.

                               PART I - SECTION H

                         SPECIAL CONTRACT REQUIREMENTS

H-1     INSURANCE REQUIREMENTS (COST PLUS FIXED FEE CONTRACTS ONLY)

In accordance with Section I, FAR 52.228-7 "Insurance -- Liability to Third Persons" (APR 1984) and FAR 28.307-2, insurance of the following kinds, in not less than the following amounts, must be procured and maintained by the Contractor throughout the period of performance.

Type of Insurance
-----------------
1) Employer's Liability.......................  $100,000.00

                                Per            Coverage             Property
                                Person         Per Accident         Per Accident
                                ------         ------------         ------------
2) Comprehensive General
   Liability                                    $500,000.00
3) Comprehensive Automobile     $200,000.00     $500,000.00          $20,000.00
   Liability
4) Workman's Compensation
   as required by law

H-2     METRIFICATION REQUIREMENTS (5252.210-9708) (DEC 88)

        (a) All scientific and technical reports delivered pursuant to the terms of this contract must identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the "Metric System". Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled "Standard Practice for Use of the International Systems of Units (The Modernized Metric System)" (ASTM Designation E380-89A).

        (b) This provision also applies to journal article preprints and reprints, commercially published books or chapters of books, and theses or dissertations submitted in lieu of a scientific or technical report.

H-3     TYPE OF CONTRACT

                                              Contract Number: N00014-93-C-2130
                                                                        PAGE 11


This is a cost-plus fixed-fee contract.

H-4     REPORT PREPARATION (5252.235-9714) (DEC 88)

        Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI Z39.18, "Scientific and Technical
Reports: Organization, Preparation and Production".

H-5     RESTRICTIONS ON PRINTING (5252.235-9716) (DEC 88)

Unless otherwise authorized in writing by the Contracting Officer, reports, data, or other written material whose production is funded by this contract and delivered hereunder may only be reproduced by duplicating processes and may not exceed 5,000 single page reports or a total of 25,000 pages of multiple-page reports. These restrictions do not preclude the writing, editing, or preparation of manuscript or reproducible copy of related illustrative materials if required as a part of this contract, or incidental printing such as forms or materials of this contract, or incidental printing such as forms or materials necessary for the contractor to perform in accordance with the terms of the contract. At least on copy of each technical report submitted to the Defense Technical Information Center must be black typing, or a reproduction of black on white paper, or suitable for reproduction by photographic techniques. Reprints of published technical articles are not within the scope of this paragraph.

H-8     GOVERNMENT-FURNISHED EQUIPMENT/ACCESS TO GOVERNMENT PROPERTY

The following Government property and facility access will be furnished the contractor on a rent-free basis for use in performing the contract:

In accordance with ATTACHMENT NO. 2, entitled "STATEMENT OF WORK", (Tasks 7.0 and 8.0), the Government agrees that at the appropriate time during the period of performance, the Contracting Officer's Technical Representative will provide the contractor access to the DV/ATD system hardware and software located at NRL.

                                        Contract Number: N00014-93-C-2130
                                                                  PAGE 12

                              PART II - SECTION I


                                CONTRACT CLAUSES

                              COST-PLUS-FIXED-FEE -
                      RESEARCH AND DEVELOPMENT (JULY 1993)

I-1     CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-02)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

        a. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES


CLAUSE NUMBER   CLAUSE TITLE
-------------   ------------
FAR 52.202-01   Definitions (SEP 1991)
FAR 52.203-01   Officials Not to Benefit (APR 1984)
FAR 52.203-03   Gratuities (APR 1984)
FAR 52.203-05   Covenant Against Contingent Fees (APR 1984)
FAR 52.203-07   Anti-Kickback Procedures (OCT 1988)
FAR 52.203-10   Price or Fee Adjustment for Illegal or Improper Activity (SEP
                1990)
FAR 52.209-06   Protecting the Government's Interest When Subcontracting with
                Contractors Debarred, Suspended, or Proposed for Debarment
                (NOV 1992)
FAR 52.212-08   Defense Priority and Allocation Requirements (SEP 1990)
FAR 52.212-13   Stop-Work Order (AUG 1989) and Alternate I (APR 1984)
FAR 52.215-01   Examination of Records by Comptroller General (FEB 1993)
FAR 52.215-02   Audit--Negotiation (FEB 1993)
FAR 52.215-27   Termination of Defined Benefit Pension Plans (SEP 1989)
FAR 52.215-30   Facilities Capital Cost of Money (SEP 1987)
FAR 52.215-31   Waiver of Facilities Capital Cost of Money (SEP 1987)
FAR 52.215-33   Order of Precedence (JAN 1986)
FAR 52.216-07   Allowable Cost and Payment (JUL 1991)
FAR 52.216-08   Fixed Fee (APR 1984)
FAR 52.219-08   Utilization of Small Business Concerns and Small Disadvantaged
                Business Concerns (FEB 1990)
FAR 52.219-13   Utilization of Women-Owned Small Businesses (AUG 1986)
FAR 52.220-01   Preference for Labor Surplus Area Concerns (APR 1984)
FAR 52.220-03   Utilization of Labor Surplus Area Concerns (APR 1984)
FAR 52.222-01   Notice to the Government of Labor Disputes (APR 1984)
FAR 52.222-03   Convict Labor (APR 1984)
FAR 52.222-04   Contract Work Hours and Safety Standards Act--Overtime
                Compensation (MAR 1986)


                                              Contract Number: N00014-93-C-2130
                                                                        PAGE 13

FAR 52.222-26   Equal Opportunity (APR 1984)
FAR 52.222-35   Affirmative Action for Special Disabled and Vietnam Era Veterans
                (APR 1984)
FAR 52.222-36   Affirmative Action for Handicapped Workers (APR 1984)
FAR 52.222-37   Employment Reports on Special Disabled Veterans and Veterans
                of the Vietnam Era (JAN 1988)
FAR 52.223-03   Hazardous Material Identification and Material Safety Data
                (NOV 1991)
FAR 52.223-06   Drug-Free Workplace (JUL 1990)
FAR 52.225-11   Restrictions on Certain Foreign Purchases (MAY 1992)
FAR 52.225-14   Inconsistency Between English Version and Translation of
                Contract (AUG 1989)
FAR 52.227-01   Authorization and Consent (APR 1984) and Alternate I (APR 1984)
FAR 52.227-02   Notice and Assistance Regarding Patent and Copyright
                Infringement (APR 1984)
FAR 52.227-11   Patent Rights--Retention by the Contractor (Short Form)
                (JUN 1989)
FAR 52.229-09   Taxes-Cost Reimbursement Contracts with Foreign Governments
                (MAR 1990)
FAR 52.230-03   Disclosure and Consistency of Cost Accounting Practices
                (AUG 1992)
FAR 52.230-04   Consistency in Cost Accounting Practices (AUG 1992)
FAR 52.230-05   Administration of Cost Accounting Standards (AUG 1992)
FAR 52.232-09   Limitation on Withholding of Payments (APR 1984)
FAR 52.232-17   Interest (JAN 1991)
FAR 52.232-18   Availability of Funds (APR 1984)
FAR 52.232-20   Limitation of Cost (APR 1984)
FAR 52.232-23   Assignment of Claims (JAN 1986)
FAR 52.232-25   Prompt Payment (SEP 1992)
FAR 52.233-01   Disputes (DEC 1991)
FAR 52.233-03   Protest After Award (AUG 1989) and Alternate I (JUN 1985)
FAR 52.237-02   Protection of Government Buildings, Equipment and Vegetation
                (APR 1984)
FAR 52.242-01   Notice of Intent to Disallow Costs (APR 1984)
FAR 52.242-02   Production Progress Reports (APR 1991)
FAR 52.242-13   Bankruptcy (APR 1991)
FAR 52.243-02   Changes--Cost-Reimbursement (AUG 1987) and Alternate V
                (APR 1984)
FAR 52.243-06   Change Order Accounting (APR 1984)
FAR 52.244-02   Subcontracts (Cost-Reimbursement and Letter Contracts)
                (JUL 1985) and Alternate I (APR 1985)
FAR 52.244-05   Competition in Subcontracting (APR 1984)
FAR 52.245-05   Government Property (Cost-Reimbursement, Time-and-Material, or
                Labor-Hour Contracts) (JAN 1986)
FAR 52.246-09   Inspection of Research and Development (Short Form) (APR 1984)
FAR 52.246-23   Limitation of Liability (APR 1984)

                                              Contract Number: N00014-93-C-2130
                                                                        PAGE 14

FAR 52.247-34   F.O.B. Destination (NOV 1991)
FAR 52.247-63   Preference for U.S.-Flag Air Carriers (APR 1984)
FAR 52.249-06   Termination (Cost-Reimbursement) (MAY 1986)
FAR 52.249-14   Excusable Delays (APR 1984)
FAR 52.253-01   Computer Generated Forms (JAN 1991)

b.      DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION CLAUSES

DFARS 252.201-7000      Contracting Officer's Representative (DEC 1991)
DFARS 252.203-7001      Special Prohibition on Employment (APR 1993)
DFARS 252.204-7003      Control of Government Personnel Work Product (APR 1992)
DFARS 252.209-7001      Disclosure of Ownership or Control by a Foreign
                        Government that Supports Terrorism (APR 1993)
DFARS 252.219-7009      Certificate of Competency (APR 1993)
DFARS 252.223-7001      Hazard Warning Labels (DEC 1991)
DFARS 252.223-7006      Prohibition on Storage and Disposal of Toxic and
                        Hazardous Materials (APR 1993)

DFARS 252.231-7000      Supplemental Cost Principles (DEC 1991)
DFARS 252.232-7006      Reduction or Suspension of Contract Payments Upon
                        Finding of Fraud (AUG 1992)
DFARS 252.242-7001      Certification of Indirect Costs (DEC 1991)
DFARS 252.242-7002      Submission of Commercial Freight Bills for Audit
                        (DEC 1991)
DFARS 252.242-7004      Material Management and Accounting System (DEC 1991)
DFARS 252.243-7001      Pricing of Contract Modification (DEC 1991)
DFARS 252.246-7000      Material Inspection and Receiving Report (DEC 1991)

c.      FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

FAR 52.204-02           Security Requirements (APR 1984)
FAR 52.227-10           Filing of Patent Applications--Classified Subject
                        Matter (APR 1984)

d.      DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2)

DFARS 252.209-7002      Disclosure of Ownership or Control by a Foreign
                        Government (APR 1993)

f.      FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

FAR 52.203-12           Limitation on Payments to Influence Certain Federal
                        Transactions (JAN 1990)

g.      DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR 2)

DFARS 252.227-7013      Rights in Technical Data and Computer Software
                        (OCT 1988)
DFARS 252.227-7018      Restrictive Markings on Technical Data (OCT 1988)

                                              Contract Number: N00014-93-C-2130
                                                                        PAGE 15

DFARS 252.227-7020      Rights in Data - Special Works (MAR 1979)
DFARS 252.227-7026      Deferred Delivery of Technical Data or Computer Software
                        (APR 1988)
DFARS 252.227-7027      Deferred Ordering of Technical Data or Computer
                        Software (APR 1988)
DFARS 252.227-7029      Identification of Technical Data (APR 1988)
DFARS 252.227-7030      Technical Data--Withholding of Payment (OCT 1988)
DFARS 252.227-7031      Data Requirements (OCT 1988)
DFARS 252.227-7032      Rights in Technical Data and Computer Software (Foreign)
                        (JUN 1975)
DFARS 252.227-7033      Rights in Shop Drawings (APR 1966)
DFARS 252.227-7034      Patents--Subcontracts (APR 1984)
DFARS 252.227-7036      Certification of Technical Data Conformity (MAY 1987)
DFARS 252.227-7037      Validation of Restrictive Markings on Technical Data
                        (APR 1988)
DFARS 252.227-7039      Patents--Reporting of Subject Inventions (APR 1990)

h.      FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

FAR 52.222-02           Payment for Overtime Premiums "0" (JUL 1990)
FAR 52.223-02           Clean Air and Water (APR 1984)
FAR 52.230-05           Administration of Cost Accounting Standards (AUG 1992)
FAR 52.246-24           Limitation of Liability--High Value Items (APR 1984)

i.      DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CHAPTER 2)

DFARS 252.203-7000      Statutory Prohibition on Compensation to Former DoD
                        Employees (DEC 1991)
DFARS 252.215-7001      Availability of Contractor Records (DEC 1991)
DFARS 252.215-7002      Cost Estimating System Requirements (DEC 1991)
DFARS 252.231-7001      Penalties for Unallowable Costs (DEC 1991)
DFARS 252.233-7000      Certification of Claims and Requests for Adjustment or
                        Relief (APR 1993)

j.      FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

FAR 52.215-22           Price Reduction for Defective Cost or Pricing Data
                        (JAN 1991)
FAR 52.215-24           Subcontractor Cost or Pricing Data (DEC 1991)
FAR 52.219-09           Small Business and Small Disadvantaged Business
                        Subcontracting Plan (JAN 1991) and Alternate 1
                        (AUG 1989)
FAR 52.220-04           Labor Surplus Area Subcontracting Program (APR 1984)
FAR 52.226-1            Utilization of Indian Organizations and Indian-Owned
                        Economic Enterprises (AUG 1991)

k.      DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2)

DFARS 252.203-7003      Prohibition Against Retaliatory Personnel Actions
                        (APR 1992)
DFARS 252.205-7000      Provision of Information to Cooperative Agreement
                        Holders (DEC 1991)
DFARS 252.215-7000      Pricing Adjustments (DEC 1991)
DFARS 252.225-7026      Reporting of Contract Performance Outside the United
                        States (APR 1993)

                                              Contract Number: N00014-93-C-2130
                                                                        PAGE 16

        l. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
        FAR 52.222-28       Equal Opportunity Preaward Clearance of Subcontracts
                            (APR 1984)
        r. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2)

        DFARS 252.223-7004  Drug-Free Work Force (Sep 1988)

        t. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

        FAR 52.242-12       Report of Shipment (RESHIP) (DEC 1989)

        u. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
        FAR 52.215-39       Reversion or Adjustment of Plans For Postretirement
                            Benefits Other Than Pensions (PRB) (JUL 1991)

I-2     ADDITIONAL APPLICABLE CLAUSES:

a. REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION (NOV 1990) (52.203-9)

        (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.
        (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.
        (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

                     CERTIFICATE OF PROCUREMENT INTEGRITY-
                            MODIFICATION (NOV 1990)

                (1) I, Dianne Cherniak am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d) or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C.423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number).

                (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of [Name of Offeror] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a),(d), or (f) the Act as implemented in the FAR, pertaining to this procurement.

                (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity-Modification (Continuation Sheet), ENTER "NONE" IF

                                             Contract Number:  N00014-93-C-2130
                                                                        PAGE 17

NONE EXISTS)
             -----------------------------------------------------------------

/s/ Dianne Cherniak
---------------------------
Dianne Cherniak, Senior Contracts Administrator, 09/20/93


* Subsections 27 (a), (b) and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT
CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18,
UNITED STATES CODE, SECTION 1001.

                             (END OF CERTIFICATION)

        (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.


        (e) The certification required by paragraph (c) of this clause is material representation of fact upon which reliance will be placed in executing this modification.

                                              Contract Number: N00014-93-C-2130
                                                                        PAGE 18


c.      TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991) (DFARS 252.247-7023)

(a)     Definitions.
        As used in this clause:

        (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

        (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

        (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

        (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

        (5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

        (6) "Supplies" means all property, except land and interests in land, that is readily identifiable for eventual use by DoD at the time of transportation by sea.

             (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

             (ii) "Supplies" includes (but is not limited to) public works, buildings and facilities, ships, floating equipment and vessels of every character, type, and description, together with parts, subassemblies, accessories, and equipment; machine tools, material, equipment, and stores of all kinds; end items, construction materials and the components of the foregoing.

        (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

                                           Contract Number: N00014-93-C-2130
                                                                     Page 19


(b) The Contractor shall employ United States-flag vessels, and no others, in the transportation by sea of any supplies to be furnished in the performance of its contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that --

        (1)  U.S.-flag vessels are not available for timely shipment;

        (2)  The freight charges are excessive or unreasonable; or

        (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least forty-five (45) days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the failure of the appropriate official to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum:

        (1)  Type, weight, and cube of cargo;

        (2)  Required shipping date;

        (3)  Special handling and discharge requirements;

        (4)  Loading and discharge points;

        (5)  Name of shipper and consignee;

        (6)  Prime contract number; and

        (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contract (with names and telephone numbers) with at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

                                             Contract Number:  N00014-93-C-2130
                                                                        PAGE 20

(d) The Contractor shall, within thirty (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington DC 20590, one copy of the rated on board vessel operating carrier's ocean-bill-of-lading, which shall contain the following information--

     (1)   Prime contract number;

     (2)   Name of vessel;

     (3)   Vessel flag of registry;

     (4)   Date of loading;

     (5)   Port of loading;

     (6)   Port of final discharge;

     (7)   Description of commodity;

     (8)   Gross weight in pounds and cubic feet if available;

     (9)   Total ocean freight in U.S. dollars; and

     (10)  Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

     (1) No ocean transportation was used in the performance of this contract;

     (2) Ocean transportation was used and only United States-flag vessels were used for all ocean shipments under the contract;

     (3) Ocean transportation was used, and to the extent any non-U.S. flag vessel were used, the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

           ITEM         CONTRACT

                                        Contract Number: N00014-93-C-2130
                                                                  PAGE 21

DESCRIPTION     LINE ITEMS              QUANTITY

     Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

                                (End of clause)

d.  NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)
    (DFARS 252.247-7024)

    (a) The Contractor has indicated by the response to the solicitation provision at 252.247-7022, Representation of Extent of Transportation of Supplies by Sea, that it did not anticipate transporting by sea any supplies of this contract. If however, after the award of this contract, the Contractor should learn that supplies will be transported by sea, the Contractor shall notify the Contracting Officer of the fact that transportation by sea will be used and hereby agrees to comply with all the terms and conditions of the clause at 252.247-7023, entitled "Transportation of Supplies by Sea", contained in this contract.

   (b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.

                                (End of clause)

                                              Contract Number:  N00014-93-C-2130
                                                                         PAGE 22

                             PART III -- SECTION J

                              LIST OF ATTACHMENTS


J-1     EXHIBIT A --    DD Form 1423, Contract Data Requirements -- (5 pages,)
                        with ENCLOSURE NUMBER 1 -- Instructions for
                        Distribution -- 2 pages


J-2     ATTACHMENT NO. 1 -- Contractor's Handbook (7 pages)


J-3     ATTACHMENT NO. 2 -- Statement of Work (6 pages)


J-4     ATTACHMENT NO. 3 -- DD 254, Contract Security Classification
                            Specification Form
                            (2 pages)
                            Serial Number:  044-93
                            Dated:  93 APR 06